SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: May 19, 2003
HOUSEHOLD AUTOMOTIVE TRUST 2002-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	333-84129-07 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)	60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits
99

Monthly Servicer's Certificate to Trustee dated May 19, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of May 15, 2002 (the "Sale and Servicing Agreement") among Household Automotive Trust, 2002-1, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST 2002-1 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative

Dated: May 28, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicer's Certificate to Trustee dated May 19, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of May 15, 2002 (the "Sale and Servicing Agreement") among Household Automotive Trust, 2002-1, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee.

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